POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ L. Denis Desautels

L. Denis Desautels

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ L. Yves Fortier

L. Yves Fortier

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ Jean-Paul Jacamon

Jean-Paul Jacamon

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March 2005.

/s/ William R. Loomis

William R. Loomis

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ Yves Mansion

Yves Mansion

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March 2005.

/s/ Christine Morin-Postel

Christine Morin-Postel

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ H. Onno Ruding

H. Onno Ruding

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ Guy Saint-Pierre

Guy Saint-Pierre

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ Gerhard Schulmeyer

Gerhard Schulmeyer

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ Paul M. Tellier

Paul M. Tellier

Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

          WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration of Common Shares of Alcan issuable pursuant to the Corporation's executive share option plan;

          WHEREAS, the undersigned is a Director of the Corporation as indicated below;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.

/s/ Milton K. Wong

Milton K. Wong

Director